Benefit Plans - Share Information for the ESOP (Details) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Benefit Plans
Allocated shares at beginning of the year	394,283	377,870
Net shares or dividend reinvestment or distributed due to retirement/diversification	1,029	16,413
Total ESOP shares	395,312	394,283
Fair value of unearned shares at December 31st	$ 0	$ 0